EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICERAND CHIEF FINANCIAL OFFICER
                                  PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Brett Henrichsen, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, Masterbeat Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Masterbeat Corporation.


Date: April 22, 2010                   By: /s/ Brett Henrichsen
                                          --------------------------------------
                                       Name:  Brett Henrichsen
                                       Title: Chief Executive Officer and
                                              Chief Financial Officer


This  certification  accompanies  the  Annual  Report on Form 10-K  pursuant  to
Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that Masterbeat Corporation specifically incorporates it by reference.